Exhibit 99.2

On the Move Systems Corp.

Pro Forma Consolidated Financial Statements

December 31, 2016 and June 30, 2017

On the Move Systems Corp.

Pro Forma Consolidated Financial Statements

December 31, 2016 and June 30, 2017

Contents

Pro Forma Consolidated Balance Sheet	F-1

Pro Forma Consolidated Statement of Operations for the Six Month Period Ended June 30, 2017	F-2

Pro Forma Consolidated Statement of Operations for the Year ended December 31, 2016	F-3

Notes to Pro Forma Consolidated Financial Statements	F-4

Pro-Forma Consolidated Balance Sheet As at June 30, 2017 (Unaudited)	On the Move Systems Corp.	Robotic Assistance Devices, Inc		Pro-forma Adjustments	Pro-forma Consolidated Balance Sheet

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$4,532	$21,886		—	$26,418
Prepaid expenses , deposits and advances	—	258,247		—	258,247
Note receivable RAD	322,500	—	d)	(322,500)	—
Note receivable	40,000	—		—	40,000
Total current assets	367,032	280,133		(322,500)	324,665

Total fixed assets-net	—	197,693		—	197,693

TOTAL ASSETS	$367,032	$477,826		(322,500)	$522,358

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued liabilities	$104,213	$91,402	c)	$34,000	$229,615
Customer deposit	—	20,000		—	20,000
Advances payable	1,594	—		—	1,594
Current portion of accrued interest payable	521,868	—		—	521,868
Current portion of convertible notes payable, net	1,836,914	—		—	1,836,914
Current portion of vehicle loan	—	8,600		—	8,600
Note payable to related party	68,000	—		—	68,000
Loan payable -On the Move Systems Corp	—	322,500	d)	(322,500)	—
Shareholder loan	1,000	54,730		—	55,730
Derivative liability	22,564,175	—		—	22,564,175
Total current liabilities	25,097,764	497,232		288,500	25,306,496

Convertible notes payable, net	105,246	565,000		—	670,246
Accrued interest payable	50,304	20,100		—	70,404
Vehicle loan	—	34,846		—	34,846
TOTAL LIABILITIES	25,253,314	1,117,178		(288,500)	26,081,992

STOCKHOLDERS’ DEFICIT
Common Stock, $0.001 par value; 480,000,000 shares authorized 39,721,804 shares issued and outstanding at June 30, 2017	39,722	—	a)	—	39,722
Series E Preferred Stock, $0.001 par value; 4,350,000 shares authorized; 1,000,000 shares issued and outstanding at June 30, 2017	1,000	—	b)	3,350	4,350
Series F Convertible Preferred Stock, $0.001 par value; 4,350 shares authorized; 1,000 shares issued and outstanding at June 30, 2017	1,000	—	b)	2,450	3,450
Preferred Stock, undesignated; 15,645,650 shares authorized; no shares issued and outstanding at June 30, 2017	—	—		—	—
Additional paid-in capital	(40,683,241)		b)	(5,800)	(24,933,804)
			b)	15,755,237
Retained Earnings	15,755,237	(639,352)	c)	(34,000)	(673,352)
			b)	(15,755,237)
Total stockholders’ deficit	(24,886,282)	(639,352)		(34,000)	(25,559,634)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$367,032	$477,826		$(322,500)	$522,358

The accompanying notes are an integral part of these financial statements.

On the Move Systems Corp. Pro-Forma Consolidated Statements of Operations For the Six Month Period Ended June 30, 2017 (Unaudited)	On the Move Systems Corp.	Robotic Assistance Devices, Inc	Pro-forma Adjustments	Pro-forma Consolidated Statement of Operations

REVENUES	$—	$2,029	$—	$2,029

OPERATING EXPENSES
General and administrative expenses	253,777	503,643	—	757,420
Research and development	—	1,873	—	1,873
Depreciation and Amortization	—	31,219	—	31,219
Total operating expense	253,777	536,735	—	790,512

Loss from operations	(253,777)	(534,706)	—	(788,483)

OTHER EXPENSE
Interest expense	(301,622)	(23,542)	—	(325,164)
Prepayment penalty and other	(40,429)	—	—	(40,429)
Loss on derivative instruments	(10,866,837)	—	—	(10,866,837)
Total other expense	(11,208,888)	(23,542)	—	(11,232,430)

NET LOSS	$(11,462,665)	$(558,248)	$—	$(12,020,913)

NET LOSS PER COMMON SHARE –
Basic and diluted	$(0.48)	$—	$—	$(0.50)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING –
Basic and diluted	23,807,818	—	—	23,807,818

The accompanying notes are an integral part of these financial statements.

On the Move Systems Corp. Pro-Forma Consolidated Statements of Operations For the Year Ended December 31, 2016 (Unaudited)	On the Move Systems Corp.	Robotic Assistance Devices, Inc		Pro-forma Adjustments	Pro-forma Consolidated Statement of Earnings

REVENUES	$—	$—		$—	$—

OPERATING EXPENSES
General and administrative expenses	432,315	49,349	c)	34,000	515,664
Research and development	—	30,572		—	30,572
Gain on disposal of fixed assets	(7,597)	—		—	(7,597)
Impairment of fixed assets	49,302	—		—	49,302

Total operating expenses	474,020	79,921		34,000	587,941
Loss from operations	(474,020)	(79,921)		(34,000)	(587,941)

OTHER INCOME (EXPENSE)
Interest expense	(770,484)	(1,183)		—	(771,667)
Gain on financial derivatives	42,486,634	—		—	42,486,634
Gain on debt forgiveness	30,000	—		—	30,000
Loss on debt covenant violations	(43,000)	—		—	(43,000)
Total other income (expense)	41,703,150	(1,183)		—	41,701,967

NET EARNINGS (LOSS)	$41,229,130	$(81,104)		$(34,000)	$41,114,026

NET LOSS PER COMMON SHARE –
Basic	$4.47	N/A		$—	$4.47
Diluted	$0.07	N/A		$—	$0.07

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING –
Basic	7,580,137				7,580,137
Diluted	492,480,090				492,480,090

The accompanying notes are an integral part of these financial statements.

On the Move Systems Corp.

Notes to Pro-Forma Consolidated Financial Statements

For the Six Month Period Ended June 30, 2017 and For the Year Ended December 31, 2016

1.    Basis of Presentation

Effective August 28, 2017, On the Move Systems Corp completed the acquisition of 100% of the equity of Robotic Assistance Devices Inc. in a transaction that has been accounted for as a recapitalization of Robotic Assistance Devices, Inc.

On the Move Systems Corp issued 3,350,000 shares of Series E Preferred Stock and 2,450 shares of Series F Preferred Stock to the sole shareholder of Robotic Assistance Devices, Inc. in exchange for all of the Company’s issued and outstanding 10,000 shares. In the pro forma unaudited consolidated financial statements, pro forma adjustments are made to reflect the financial position and results of operations of On the Move Systems Corp as the independent public operating entity.

The pro forma unaudited consolidated balance sheet of On the Move Systems Corp. (new corp) as at June 30, 2017 and the related pro forma unaudited consolidated statement of operations for the six-month period ended June 30, 2017 and for the year ended December 31, 2017 have been derived from using the unaudited interim and unaudited financial statements of On the Move Systems Corp. as at June 30, 2017 and for the six month period ended May 31, 2017 and year ended November 31, 2017 and from the interim and unaudited financial statements of Robotic Assistance Devices, Inc. as at June 30, 2017 and December 31, 2016 with the assumptions and adjustments outlined in note 2.

The unaudited pro forma combined balance sheet as of June 30, 2017 as well as the unaudited combined statements of operations for the year ended December 31, 2016 and for the six months ended June 30, 2017, presented herein, gives effect to the Merger as if the transaction had occurred at the beginning of such period and includes certain adjustments within the Stockholder’s Equity section that are directly attributable to the transaction.

The unaudited pro forma combined financial statements have been prepared for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized had On the Move Systems Corp and Robotic Assistance Devices, Inc. been a combined company during the specified periods. The unaudited pro forma combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements of Robotic Assistance Devices, LLC included herein, and the historical financial statements of On the Move Systems Corp included in its Annual Report on Form 10-K for the year ended February 28, 2017 and its Quarterly Report on Form 10-Q for the three months ended May 31, 2017.

2.    Pro-forma Assumptions and Adjustments

The accompanying pro forma unaudited consolidated financial statements of On the Move System

Corp have been prepared to reflect the following assumptions and adjustments:

a)  The conversion of Robotic Assistance Devices Corp. LLC to Robotic Assistance Devices, Inc. which took place July 25, 2017 is assumed to take place at June 30, 2017. The 10,000 authorized shares were issued to its sole shareholder. This has been subsequently eliminated as part of the acquisition.

b)  On the Move Systems Corp issued 3,350,000 shares of Series E Preferred Stock and 2,450 shares of Series F Preferred Stock to the sole shareholder of Robotic Assistance Devices, Inc. in exchange for all of the Company’s issued shares.

c)  The Company’s acquisition costs of $34,000 are accrued for.

d)  Elimination of inter-company loan of $322,550.